Exhibit 10.1.10

WAIVER
Dated as of November 15, 2002

This WAIVER (this “Waiver”) is among JACK IN THE BOX INC. (formerly Foodmaker, Inc.), a Delaware corporation (the “Borrower”), the financial institutions and other entities party to the Credit Agreement referred to below (the “Lenders”), and BANK OF AMERICA, N.A. (formerly NationsBank, N.A. (successor to NationsBank of Texas, N.A.)), as L/C Bank (as defined in the Credit Agreement) and as agent (the “Agent”) for the Lenders and Issuing Banks thereunder.

PRELIMINARY STATEMENTS;

1.    The Borrower, the Lenders, the Arranger, the Documentation Agent and the Agent have entered into a Credit Agreement dated as of April 1, 1998, as amended by the First Amendment dated as of August 24, 1998, the Second Amendment dated as of February 27, 1999, the Third Amendment dated as of September 17, 1999, the Fourth Amendment dated as of December 6, 1999, the Fifth Amendment dated as of May 3, 2000, the Sixth Amendment dated as of November 17, 2000, the Seventh Amendment dated as of August 23, 2002 and the Eighth Amendment dated as of September 27, 2002 (as so amended, the “Credit Agreement.”) Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement.

2.    The Borrower has requested that the Lenders waive the restrictions set forth in Section 6.02(d), (f) and (i) of the Credit Agreement with respect to the proposed formation by the Borrower of, and investment in, a new acquisition subsidiary of Borrower (“Newco”) and the proposed acquisition of a target company identified to the Agent prior to the date hereof (the “Target”) by Borrower pursuant to a merger of Newco with and into the Target (or pursuant to any alternative acquisition structure reasonably agreed to between Borrower and Target, including without limitation an acquisition by Borrower of Newco of substantially all of the assets and liabilities of Target) on substantially the terms disclosed to the Agent prior to the date hereof (collectively, the “Acquisition”).

3.    The Required Lenders are, on the terms and conditions stated below, willing to grant the requests of the Borrower.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Waiver.    Effective as of the date hereof and subject to satisfaction of the conditions precedent set forth in Section 2 hereof, the Required Lenders hereby waive the provisions of Sections 6.02(d) (f) and (i) with respect to the Acquisition but only so long as: (i) the purchase price (inclusive of assumed liabilities and contingent obligations reasonably expected to be payable by Borrower and Newco, collectively, in connection with or as a result of the Acquisition (including by way of example and not limitation, earn-out and similar payments) does not exceed $50,000,000; (ii) the Acquisition is consummated prior to January 31, 2003; and (iii) the Target is Solvent immediately prior to and immediately after giving effect to the Acquisition.

SECTION 2.  Conditions to Effectiveness.    This Waiver shall not be effective until each of the following conditions precedent shall have been satisfied:

(a)  the Agent shall have executed this Waiver and shall have received counterparts of this Waiver executed by the Borrower and the Required Lenders and counterparts of the Consent appended hereto (the “Consent”) executed by each of the Guarantors listed therein (such Guarantors, together with the Borrower, each a “Loan Party” and, collectively, the “Loan Parties”);

(b)  each of the representations and warranties in Section 3 below shall be true and correct; and

(c)  the Borrower shall have paid to the Agent (i) for the ratable benefit of each Lender executing this waiver on or prior to November 11, 2002 a waiver fee of 12 basis points on the Revolving Commitment on each such Lender and (ii) for the ratable benefit of each Lender executing this waiver after November 11, 2002 and on or prior to November 15, 2002 a waiver fee of 9.5 basis points on the Revolving Commitment of each such Lender.

SECTION 3.  Representations and Warranties.    The Borrower represents and warrants as follows:

(a)  Authority.    The Borrower and each other Loan Party has the requisite corporate power and authority to execute and deliver this Waiver and the Consent, as applicable, and to perform its obligations hereunder the Loan Documents (as amended hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Waiver and by each other Loan Party of the Consent, and the performance by each Loan Party of each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

(b)  Enforceability.    This Waiver has been duly executed and delivered by the Borrower. The Consent has been duly executed and delivered by each Guarantor. This Waiver and each Loan Document (as amended hereby) is the legal, valid and binding obligation of each Loan Party hereto and thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

(c)  Representations and Warranties.    The representations and warranties contained in each Loan Document (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) and true and correct on and as of the date hereof as though made on and as of the date hereof.

(d)  No Default.    No event has occurred and is continuing that constitutes a Default or Event of Default.

SECTION 4.  Reference to and Effect on the Loan Documents.    (a) Upon and after the effectiveness of this Waiver, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b)  Except as specifically amended above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)  The execution, delivery and effectiveness of this Waiver shall not, expect as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, and Issuing Bank, the Arranger, the Documentation Agent of the Agent under any or the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents.

SECTION 5.  Counterparts.    This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver or the Consent by facsimile shall be effective as delivery of a manually executed counterpart or this Waiver of such Consent.

SECTION 6.  Governing Law.    This Waiver shall be governed by, and construed in accordance with, the laws of the State of California.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized, as of the date first written above.

JACK IN THE BOX INC. (successor to Foodmaker, Inc.), a Delaware corporation

By:	HAROLD L. SACHS
Name: Title:	Harold L. Sachs Vice President and Treasurer

BANK OF AMERICA, NA. as Agent

By:	CHITT SWAMIDASAN
Name: Title:	Chitt Swamidasan Principal

Lenders

BANK OF AMERICA, NA.

By:	CHITT SWAMIDASAN
Name: Title:	Chitt Swamidasan Principal

CREDIT LYONNAIS NEW YORK BRANCH

By:	DIANNE M. SCOTT
Name: Title:	Dianne M. Scott Senior Vice President

CREDIT LYONNAIS NEW YORK BRANCH

By:	F. FRANK HERRERA
Name: Title:	F. Frank Herrera Vice President

ROYAL BANK OF CANADA

By:	CHRIS ABE
Name: Title:	Chris Abe Manager

UNION BANK OF CALIFORNIA, N.A.

By:	MYRA JUETIEN
Name: Title:	Myra Juetien Vice President

FLEET NATIONAL BANK

By:	THOMAS P. TANSI
Name: Title:	Thomas P. Tansi Director

NETEXIS BANQUE-BFCE

By:	FRANK H. MADDEN, JR.
Name: Title:	Frank H. Madden, Jr. Vice President & Group Manager

By:	HARRIS FROMMER
Name: Title:	Harris Frommer Assistant Vice President

CONSENT
Dated as of November 15, 2002

The Undersigned, as Guarantors under the “Guaranty” (as much terms are defined in and under the Credit Agreement referred to in the foregoing Waiver), hereby consents and agrees to the foregoing Waiver and hereby confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, said Waiver, each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” and words of like imports to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by said Waiver.

FOODMAKER INTERNATIONAL FRANCHISING, INC. a Delaware corporation

By:	HAROLD L. SACHS
Name: Title:	Harold L. Sachs Vice President and Treasurer